March 15, 1999

FEDERAL EXPRESS
CONFIDENTIAL
American Securities Transfer, Inc.
As Representative of Cytation.com Incorporated
938 Quail Street, Suite 101
Lakewood, CO  80215-5513

     Re:Cytation.com Incorporated ("Cytation") -
        Restricted Issuance of 6,465,438 common shares of Cytation to the shareholders of Cytation Corporation

Ladies and Gentlemen:

This office represents Cytation.com Incorporated ("Cytation"). I am in receipt of various communications from Cytation relating to the proposed issuance of 6,465,438 shares of Cytation common stock to the shareholders of Cytation Corporation (the "Disappearing Corporation"), pursuant to a Plan of Merger and Section 4(2) of the Securities Act of 1933.

Based on representations contained in these documents, copies of which are attached hereto, it is my opinion that you may issue the 6,465,438 shares of common stock from the authorized, but un-issued, common shares of Cytation in reliance upon the exemption from registration provided for in Section 4(2).

All shares, when issued, should bear a restricted legend in standard form and should not be further transferred without the prior written consent of Cytation.

In rendering the above opinion, I have excluded from consideration state securities or blue sky laws, except as specifically noted. My opinion is limited to the federal laws of the United States, the laws of the State of New York and Rhode Island and the General Corporation Law of the States of New York and Rhode Island, and I can assume no responsibility with respect to the applicability or effect of the laws of any other jurisdiction. I disclaim any obligation to notify you or any other person or entity if any change in fact and/or law should change my opinion with respect to any matter on which I am expressing an opinion herein.

Page 2
American Securities Transfer, Inc.
March 15, 1999
_________________________________

The foregoing opinion is furnished by me as counsel for the Registrant and is solely for your benefit and may not be relied upon by any other person unless my prior written consent is obtained.

                                   Respectfully,

                                   /s/ Mark T. Thatcher

                                   Mark T. Thatcher, Esq.
                                   Atty. Reg. No. 25-275

MTT/jet
cc:Richard A. Fisher
   Kevin J. Quinn